Blackstone Mortgage Trust, Inc. First Quarter 2021 Results APRIL 28, 2021 Exhibit 99.2

Blackstone  |
Blackstone Mortgage Trust, Inc.
1
BXMT HIGHLIGHTS
(1)
Represents net fundings of $693 million for the three months ended March 31, 2021.
(2)
Includes $890 million of Non-Consolidated Senior Interests and investment exposure to the $696 million 2018 Single Asset Securitization through a $79 million subordinate interest.
(3)
See Appendix for a definition and reconciliation to GAAP net income.
(4)
Total
liquidity
of
$1.1
billion
primarily
includes
$280
million
of
cash
and
$837
million
of
available
borrowings
under
credit
facilities.
BXMT closed $1.7 billion of new loans in the first quarter, surpassing 2020 total originations and driving
nearly
$700
million
(1)
of
portfolio
growth
to
a
record
$18.7
billion
(2)
at
quarter-end
1Q
’21
GAAP
EPS
of
$0.54
and
Distributable
EPS
(3)
of
$0.59,
with
elevated
liquidity
levels
positioning BXMT well for future investment opportunities
$1.7B
1Q
originations
$1.1B
total
liquidity
(4)
100%
interest
collection
Focus on high conviction sectors with
well-capitalized sponsors
Substantial liquidity to capitalize on
growing origination volume
Current cash income generated from
low-leverage first mortgage portfolio
Strong Portfolio Growth
Significant Dry Powder

Blackstone  |
Blackstone Mortgage Trust, Inc.
2
FIRST QUARTER 2021 RESULTS
(1)
See Appendix for a definition and reconciliation to GAAP net income.
(2)
Reflects ratio of annualized first quarter Distributable Earnings to BXMT book value. GAAP Yield on Book was 8.2% for the first quarter 2021.
(3)
Includes $890 million of Non-Consolidated Senior Interests and investment exposure to the $696 million 2018 Single Asset Securitization through a $79 million subordinate interest.
(4)
Reflects weighted average LTV as of the date investments were originated or acquired by BXMT.
Earnings
1Q
GAAP
earnings
per
share
of
$0.54
and
Distributable
Earnings
(1)
per
share
of
$0.59; paid $0.62 per share dividend
Current income from stable first mortgage portfolio generated an attractive 9.0%
yield on book
(2)
relative to USD LIBOR of 0.1%
1Q GAAP EPS includes a $0.01 release of prior CECL reserves; book value per share of $26.35 is net of a $1.25 CECL reserve primarily recorded at the onset of COVID
Portfolio
$1.7 billion of originations focused on industrial, multifamily, and life sciences
Net fundings of $693 million; $1.5 billion of fundings outpacing $799 million of repayments during the quarter
$18.7 billion
(3)
senior loan portfolio secured by institutional quality real estate in top
markets,
with
a
weighted
average
origination
LTV
(3)(4)
of
65%
Consistently strong credit performance, with 100% interest collection in 1Q
Capitalization
Priced $200 million senior secured term loan add-on at L+2.25%, in-line with highly attractive 2019 term loan pricing
Closed $1.3 billion of accretive credit facility financing on increasingly favorable terms across multiple counterparties and currencies
Issued $1.0 billion CLO post quarter-end, adding well-structured and efficiently priced asset-level leverage and increasing total CLOs outstanding to $3.5 billion

$12.1
$16.1
$18.0
$18.7
$20.0+
1Q '18
1Q '19
1Q '20
1Q '21

Blackstone  |
Blackstone Mortgage Trust, Inc.
3
EARNINGS
1Q
GAAP
earnings
per
share
of
$0.54
and
Distributable
Earnings
(1)
per
share
of
$0.59
$1.1 billion
(2)
of liquidity supports significant potential portfolio growth within existing capital base which represents embedded earnings power
(1)
See Appendix for a definition and reconciliation to GAAP net income.
(2)
Total liquidity of $1.1 billion primarily includes $280 million of cash and $837 million of available borrowings under credit facilities.
Track Record of Portfolio Growth
($ in billions)
Historical Portfolio
Growth Potential
with Existing Capital

Blackstone  |
Blackstone Mortgage Trust, Inc.
4
PORTFOLIO
$1.7 billion of loans originated in 1Q; 83% new acquisition loans as transaction activity increases
92% of loans backed by assets in industrial, multifamily and life sciences sectors
Origination Volume
($ in billions)
1Q Originations Collateral Profile
$1.3
$1.7
1Q '20
1Q '21
+33%
Industrial
33%
Multifamily
31%
Life Sciences
28%
Office
8%
$1.7B
1Q originations

Blackstone  |
Blackstone Mortgage Trust, Inc.
5
PORTFOLIO
(1)
Includes $890 million of Non-Consolidated Senior Interests and investment exposure to the $696 million 2018 Single Asset Securitization through a $79 million subordinate interest.
(2)
States and countries comprising less than 1% of total loan portfolio are excluded.
$18.7 billion
(1)
senior loan portfolio comprising 122 investments
Continued strong portfolio credit with 98% of loans performing and 100% interest collected when due
Major Market Focus
(1)(2)
Collateral Diversification
(1)
$18.7B
portfolio
AU, 1%
CA
14%
MN
1%
NV
1%
TX
3%
IL
4%
TN, 1%
GA
4%
FL
5%
NY
20%
VA, 4%
DC, 2%
HI, 3%
DEU, 1%
IT, 1%
NL, 1%
UK, 12%
IR, 7%
ES, 6%
SE, 2%
NC, 1%
MA, 2%
Office
54%
Other
5%
Condo
1%
Self-Storage
2%
Life Sciences
2%
Retail
3%
Industrial
4%
Multifamily
12%
Hospitality
17%

Blackstone  |
Blackstone Mortgage Trust, Inc.
(1)
Excludes notes sold from the $1 billion CLO issuance in April 2021.
6
CAPITALIZATION
BXMT continues to diversify and optimize its balance sheet with market leading financing executions
Favorable terms achieved are reflective of return to pre-pandemic levels of liquidity and pricing for top-tier issuers
$14.9B
financings
Diversified Financing Sources
(outstanding balance)
Capital Markets Activity
Term Loan B:
Priced $200 million add-on to $737 million
A-1 tranche (L+2.25% / 2026) at level
consistent with previous best execution in
4Q 2019
Securitizations:
Post quarter-end, closed $1.0 billion BXMT
2021 FL-4 transaction, the fourth in BXMT’s
uniquely tailored CLO program
Secured Debt Agreements:
Closed $1.3 billion of credit facility
financings across multiple counterparties and
currencies driving increasingly favorable
economics and structure
Convertibles Notes, 4%
Term Loan B, 8%
Asset-Specific
Financings, 9%
Securitizations
(1)
24%
Secured Debt
Agreements
55%

Blackstone | Blackstone Mortgage Trust, Inc. Appendix 7

Blackstone  |
Blackstone Mortgage Trust, Inc.
$18.0
$18.7
$1.5
$0.8
4Q ’20 Loans
Outstanding
Fundings
Repayments
1Q ’21 Loans
Outstanding
8
APPENDIX
(1)
Primarily represents the repatriation of net interest income earned during the quarter from non-USD investments. The difference between the value of such income on the date of conversion to USD and our cumulative basis in such income is not included in GAAP net income, but rather as a component of Other Comprehensive Income on our consolidated balance sheet.
(2)
Adjusted to reflect $0.2 billion of non-cash fluctuations in foreign currency rates during the period for comparability to our total loan portfolio as of March 31, 2021.
(3)
Includes $802 million of Non-Consolidated Senior Interests and investment exposure to the $736 million 2018 Single Asset Securitization through a $79 million subordinate interest.
(4)
Includes $890 million of Non-Consolidated Senior Interests and investment exposure to the $696 million 2018 Single Asset Securitization through a $79 million subordinate interest.
Net Fundings
($ in billions)
1Q 2021 Operating Results
($ in millions)
$0.54
net income per share
$0.59
distributable earnings per share
(2)(3)
(4)
GAAP Net
Income
Adjustments
Distributable
Earnings
Interest income
$187.5
$     -
$187.5
Interest expense
(78.4)
-
(78.4)
Management and incentive fees
(19.2)
-
(19.2)
General and administrative
expenses and taxes
(2.6)
-
(2.6)
Decrease in current expected
credit loss reserve
1.3
(1.3)
-
Non-cash compensation
(8.1)
8.1
-
Realized hedging and
foreign currency income, net
(1)
-
0.2
0.2
Net income attributable to non-
controlling interests
(0.6)
-
(0.6)
Total
$79.9
$7.0
$86.9

Blackstone  |
Blackstone Mortgage Trust, Inc.
APPENDIX
(1)
Portfolio excludes our $79 million subordinate interest in the $696 million 2018 Single Asset Securitization.
(2)
Date loan was originated or acquired by us, and the LTV as of such date. Origination dates are subsequently updated to reflect material loan modifications.
(3)
In certain instances, loans are financed through the non-recourse sale of a senior loan interest that is not included in the consolidated financial statements. As of March 31, 2021, five loans in the portfolio have been financed with an aggregate $890 million of Non-Consolidated Senior Interests, which are included in the table above.
(4)
Maximum maturity assumes all extension options are exercised; however, floating rate loans generally may be repaid prior to their final maturity without penalty.
(5)
This loan is accounted for under the cost recovery method.
(6)
Consists of both floating and fixed rates. Coupon and all-in yield assume applicable floating benchmark rates for weighted-average calculation. Excludes loans under the cost-recovery method.
9
Portfolio Details
(1)
($ in millions)
Origination
Total
Principal
Net Book
Maximum
Property
Loan Per
Origination
Loan Type
Date
(2)
Loan
(3)
Balance
(3)
Value
Maturity
(4)
Location
Type
SQFT / Unit / Key
LTV
(2)
Loan 1
Senior loan
8/14/2019
$  1,265
$  1,265
$  1,259
L + 2.50
%
L + 2.84
%
12/23/2024
Dublin
-
IE
Office
$460 / sqft
74%
Loan 2
Senior loan
3/22/2018
922
922
920
L + 3.25
%
L + 3.42
%
3/15/2023
Diversified -
Spain
Mixed-Use
n/a
71%
Loan 3
Senior loan
11/25/2019
724
655
656
L + 2.30
%
L + 2.59
%
12/9/2024
New York
Office
$939 / sqft
65%
Loan 4
Senior loan
5/11/2017
647
620
620
L + 3.40
%
L + 3.57
%
6/10/2023
Washington DC
Office
$304 / sqft
62%
Loan 5
Senior loan
8/22/2018
363
363
362
L + 3.15
%
L + 3.49
%
8/9/2023
Maui
Hospitality
$471,391 /  key
61%
Loan 6
Senior loan
3/30/2021
572
360
356
L + 3.20
%
L + 3.41
%
5/15/2026
Diversified -
SE
Industrial
$66 / sqft
76%
Loan 7
Senior loan
10/23/2018
352
349
349
L + 3.40
%
L + 3.53
%
1/24/2022
New York
Mixed-Use
$591 / sqft
65%
Loan 8
Senior loan
4/11/2018
355
345
344
L + 2.85
%
L + 3.10
%
5/1/2023
New York
Office
$437 / sqft
71%
Loan 9
Senior loan
(3)
8/7/2019
746
341
67
L + 3.12
%
L + 3.55
%
9/9/2025
Los Angeles
Office
$230 / sqft
59%
Loan 10
Senior loan
(3)
8/6/2015
334
334
61
5.74
%
5.85
%
10/29/2022
Diversified -
EUR
Other
n/a
71%
Loan 11
Senior loan
1/11/2019
331
331
328
L + 4.35
%
L + 4.70
%
1/11/2026
Diversified -
UK
Other
$327 / sqft
74%
Loan 12
Senior loan
3/16/2021
491
307
303
L + 3.85
%
L + 4.15
%
4/9/2026
Boston
Life Sciences
$759 / sqft
66%
Loan 13
Senior loan
2/27/2020
300
288
286
L + 2.70
%
L + 3.03
%
3/9/2025
New York
Mixed-Use
$904 / sqft
59%
Loan 14
Senior loan
11/30/2018
286
286
285
n/m
(5)
n/m
(5)
8/9/2025
New York
Hospitality
$306,870 /  key
73%
Loan 15
Senior loan
9/30/2019
306
280
280
L + 3.66
%
L + 3.75
%
9/9/2024
Chicago
Office
$243 / sqft
58%
Loans
16
-
121
Senior loans
(3)
Various
14,213
10,988
10,585
L + 3.35
%
(6)
L + 3.71
%
(6)
Various
Various
Various
Various
63%
CECL reserve
(172)
Total/Wtd. avg.
$  22,207
$  18,033
$  16,888
L + 3.28
%
(6)
L + 3.62
%
(6)
3.1 yrs
65%
Cash
All-in
Coupon
Yield

Blackstone  |
Blackstone Mortgage Trust, Inc.
APPENDIX
10
Consolidated Balance Sheets
($ in thousands, except per share data)
March 31, 2021
December 31, 2020
Assets
Cash and cash equivalents
$280,126
$289,970
Loans receivable
17,060,102
16,572,715
Current expected credit loss reserve
(172,100)
(173,549)
Loans receivable, net
16,888,002
16,399,166
Other assets
186,582
269,819
Total assets
$17,354,710
$16,958,955
Liabilities and equity
Secured debt agreements, net
$8,124,787
$7,880,536
Securitized debt obligations, net
2,875,241
2,922,499
Asset-specific debt agreements, net
430,448
391,269
Secured term loans, net
1,235,808
1,041,704
Convertible notes, net
617,242
616,389
Other liabilities
167,091
202,327
Total liabilities
13,450,617
13,054,724
Commitments and contingencies
—
—
Equity
Class A common stock, $0.01 par value
1,470
1,468
Additional paid-in capital
4,710,986
4,702,713
Accumulated other comprehensive income
11,284
11,170
Accumulated deficit
(840,717)
(829,284)
Total Blackstone Mortgage Trust, Inc. stockholders’equity
3,883,023
3,886,067
Non-controlling interests
21,070
18,164
Total equity
3,904,093
3,904,231
Total liabilities and equity
$17,354,710
$16,958,955

Blackstone  |
Blackstone Mortgage Trust, Inc.
APPENDIX
11
Consolidated Statements of Operations
($ in thousands, except per share data)
2021
2020
Income from loans and other investments
Interest and related income
$187,524
$204,875
Less: Interest and related expenses
78,372
104,239
Income from loans and other investments, net
109,152
100,636
Other expenses
Management and incentive fees
19,207
19,277
General and administrative expenses
10,597
11,791
Total other expenses
29,804
31,068
Decrease (increase) in current expected credit loss reserve
1,293
(122,702)
Income (loss) before income taxes
80,641
(53,134)
Income tax provision
101
149
Net income (loss)
80,540
(53,283)
Net income attributable to non-controlling interests
(638)
(67)
Net income (loss) attributable to Blackstone Mortgage Trust, Inc.
$79,902
$(53,350)
Per share information (basic and diluted)
Weighted-average shares of common stock outstanding
147,336,936
135,619,264
Three Months Ended March 31,
Net income (loss) per share of common stock
$0.54
$(0.39)

Blackstone  |
Blackstone Mortgage Trust, Inc.
APPENDIX
(1)
Represents net income attributable to Blackstone Mortgage Trust, Inc.
(2)
Primarily represents the repatriation of net interest income earned during the quarter from non-USD investments. The difference between the value of such income on the date of conversion to USD and our cumulative basis in such income is not included in GAAP net income, but rather as a component of Other Comprehensive Income on our consolidated balance sheet.
12
Per Share Calculations
(in thousands, except per share data)
Distributable Earnings
Reconciliation
Book Value
per Share
Earnings
per Share
March 31, 2021
December 31, 2020
Net income
(1)
$79,902
$83,616
Decrease in current expected credit loss reserve
(1,293)
(5,813)
Non-cash compensation expense
8,085
8,554
Realized hedging and foreign currency income, net
(2)
172
582
Other items
130
921
Adjustments attributable to non-controlling interests, net
(47)
74
Distributable Earnings
$86,949
$87,934
Weighted-average shares outstanding, basic and diluted
147,337
146,675
Distributable Earnings per share, basic and diluted
$0.59
$0.60
Three Months Ended
March 31, 2021
December 31, 2020
Stockholders' equity
$3,883,023
$3,886,067
Shares
Class A common stock
147,031
146,780
Deferred stock units
318
307
Total outstanding
147,349
147,087
Book value per share
$26.35
$26.42
Three Months Ended
March 31, 2021
December 31, 2020
Net income
(1)
$79,902
$83,616
Weighted-average shares outstanding, basic and diluted
147,337
146,675
Per share amount, basic and diluted
$0.54
$0.57
Three Months Ended

Blackstone  |
Blackstone Mortgage Trust, Inc.
DEFINITIONS
13
Distributable
Earnings:
Blackstone
Mortgage
Trust,
Inc.
(“BXMT”)
discloses
Distributable
Earnings
in
this
presentation.
Distributable
Earnings
is
a
financial
measure
that
is
calculated
and
presented
on
the
basis
of
methodologies
other
than
in
accordance
with
generally
accepted
accounting
principles
in
the
United
States
of
America
(“GAAP”).
Distributable
Earnings
is
a
non-GAAP
measure,
which
we
define
as
GAAP
net
income
(loss),
including
realized
gains
and
losses
not
otherwise
included
in
GAAP
net
income
(loss),
and
excluding
(i)
non-cash
equity
compensation
expense,
(ii)
depreciation
and
amortization,
(iii)
unrealized
gains
(losses),
and
(iv)
certain
non-cash
items.
Distributable
Earnings
may
also
be
adjusted
from
time
to
time
to
exclude
one-time
events
pursuant
to
changes
in
GAAP
and
certain
other
non-cash
charges
as
determined
by
our
Manager,
subject
to
approval
by
a
majority
of
our
independent
directors.
During
the
three
months
ended
March
31,
2021,
we
recorded
an
$1.3
million
decrease
in
current
expected
credit
loss
reserve,
or
CECL
reserve,
which
has
been
excluded
from
Distributable
Earnings
consistent
with
other
unrealized
gains
(losses)
pursuant
to
our
existing
policy
for
reporting
Distributable
Earnings
and
the
terms
of
the
management
agreement
between
our
Manager
and
us.
We
believe
that
Distributable
Earnings
provides
meaningful
information
to
consider
in
addition
to
our
net
income
and
cash
flow
from
operating
activities
determined
in
accordance
with
GAAP.
This
adjusted
measure
helps
us
to
evaluate
our
performance
excluding
the
effects
of
certain
transactions
and
GAAP
adjustments
that
we
believe
are
not
necessarily
indicative
of
our
current
loan
portfolio
and
operations.
We
believe
Distributable
Earnings
is
a
useful
financial
metric
for
existing
and
potential
future
holders
of
our
class
A
common
stock
as
historically,
over
time,
Distributable
Earnings
has
been
a
strong
indicator
of
our
dividends
per
share.
Distributable
Earnings
mirrors
the
terms
of
our
management
agreement
between
our
Manager
and
us
for
purposes
of
calculating
our
incentive
fee
expense.
Distributable
Earnings
does
not
represent
net
income
or
cash
generated
from
operating
activities
and
should
not
be
considered
as
an
alternative
to
GAAP
net
income,
or
an
indication
of
our
GAAP
cash
flows
from
operations,
a
measure
of
our
liquidity,
or
an
indication
of
funds
available
for
our
cash
needs.
In
addition,
our
methodology
for
calculating
Distributable
Earnings
may
differ
from
the
methodologies
employed
by
other
companies
to
calculate
the
same
or
similar
supplemental
performance
measures,
and
accordingly,
our
reported
Distributable
Earnings
may
not
be
comparable
to
the
Distributable
Earnings
reported
by
other
companies.
Non-Consolidated
Senior
Interests:
Senior
interests
in
loans
originated
and
syndicated
to
third
parties.
These
non-recourse
loan
participations,
which
are
excluded
from
the
GAAP
balance
sheet,
constitute
additional
financing
capacity
and
are
included
in
discussions
of
the
loan
portfolio.
Non-Consolidated
Securitized
Debt
Obligations:
Senior
securitized
debt
held
by
third-parties
in
the
2018
Single
Asset
Securitization.
These
non-recourse
securitized
debt
obligations,
which
are
excluded
from
the
GAAP
balance
sheet,
constitute
additional
financing
capacity
and
are
included
in
discussions
of
the
loan
portfolio.

Blackstone  |
Blackstone Mortgage Trust, Inc.
FORWARD-LOOKING STATEMENTS
14
This
presentation
may
contain
forward-looking
statements
within
the
meaning
of
Section
27A
of
the
Securities
Act
of
1933,
as
amended,
and
Section
21E
of
the
Securities
Exchange
Act
of
1934,
as
amended,
which
reflect
BXMT’s
current
views
with
respect
to,
among
other
things,
its
operations
and
financial
performance,
its
business
plans
and
the
impact
of
the
COVID-19
pandemic.
You
can
identify
these
forward-looking
statements
by
the
use
of
words
such
as
“outlook,”
“objective,”
“indicator,”
“believes,”
“expects,”
“potential,”
“continues,”
“may,”
“will,”
“should,”
“seeks,”
“predicts,”
“intends,”
“plans,”
“estimates,”
“anticipates”
or
the
negative
version
of
these
words
or
other
comparable
words.
Such
forward-looking
statements
are
subject
to
various
risks
and
uncertainties.
Accordingly,
there
are
or
will
be
important
factors
that
could
cause
actual
outcomes
or
results
to
differ
materially
from
those
indicated
in
these
statements.
BXMT
believes
these
factors
include
but
are
not
limited
to
those
described
under
the
section
entitled
“Risk
Factors”
in
its
Annual
Report
on
Form
10-K
for
the
fiscal
year
ended
December
31,
2020,
as
such
factors
may
be
further
updated
from
time
to
time
in
its
periodic
filings
with
the
Securities
and
Exchange
Commission
(“SEC”)
which
are
accessible
on
the
SEC’s
website
at
www.sec.gov.
These
factors
should
not
be
construed
as
exhaustive
and
should
be
read
in
conjunction
with
the
other
cautionary
statements
that
are
included
in
this
presentation
and
in
the
filings.
BXMT
assumes
no
obligation
to
update
or
supplement
forward-looking
statements
that
become
untrue
because
of
subsequent
events
or
circumstances.